UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2008 (May 20, 2008)

POINT BLANK SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13112	11-3129361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2102 SW 2nd Street, Pompano Beach, Florida	33069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 630-0900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	REGULATION FD DISCLOSURE.

On May 20, 2008, Point Blank Solutions, Inc. (the “Company”) issued a press release announcing that the dispute in Delaware regarding the timing of its 2008 annual meeting of stockholders has been resolved. The annual meeting will be held on August 19, 2008, as previously scheduled by the Company’s Board of Directors. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Form 8-K and the Exhibit attached hereto shall neither be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	May 20, 2008 Press release issued by Point Blank Solutions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POINT BLANK SOLUTIONS, INC.

Date: May 21, 2008	/s/ Jennifer Coberly
	Name:	Jennifer Coberly
	Title:	General Counsel and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	May 20, 2008 Press release issued by Point Blank Solutions.

Exhibit 99.1

NEWS FROM POINT BLANK SOLUTIONS, INC. 2102 SW 2nd Street • Pompano Beach, FL 33069 Tel: 954-630-0900 • www.pointblanksolutionsinc.com

FOR IMMEDIATE RELEASE

Company Contact:	Media Relations/Investor Relations
Glenn Wiener
212-786-6013 / ir@PBSInc.com

POINT BLANK SOLUTIONS ANNUAL MEETING OF

STOCKHOLDERS TO PROCEED ON AUGUST 19

Pompano Beach, FL, May 20, 2008 – Point Blank Solutions, Inc., (OTC Bulletin Board: PBSO.PK) announced today that the dispute in Delaware regarding the timing of its 2008 annual meeting of stockholders has been resolved. The annual meeting will be held on August 19, 2008, as previously scheduled by the Company’s Board of Directors.

As previously disclosed, the Company originally planned to hold its 2008 annual meeting of stockholders on April 22, 2008. However, on April 9, 2008, following consultation with a number of stockholders, the Company announced that the meeting would be postponed until August 19, 2008, to enable the Company to focus on a process of exploring strategic alternatives. Steel Partners II, L.P. then commenced a lawsuit in the Delaware Court of Chancery seeking to compel the Company to hold the annual meeting earlier than the date selected by the Company’s Board of Directors. On May 9, 2008, the Court of Chancery held a conference on Steel’s request for an expedited trial, which the Company opposed because the annual meeting date already had been set. Following an additional conference with the Court on May 19, the parties entered into a stipulation on May 20, subject to the approval of the Court, providing that the annual meeting would be held no later than August 19.

The Board continues to pursue all strategic alternatives, including a possible sale, to maximize stockholder value. As previously announced, the Company has engaged Wachovia Securities as its financial advisor for the process of pursuing strategic alternatives.

ABOUT POINT BLANK SOLUTIONS, INC.

Point Blank Solutions, Inc. is a leader in the design and production of technologically advanced body armor systems for the U.S. Military, Government and law enforcement agencies, as well as select international markets. The Company is also recognized as the largest producer of soft body armor in the U.S. With state-of-the-art manufacturing and laboratory testing facilities, strategic technology and marketing alliances, and an ongoing commitment to drive innovation, the Company believes that it can deliver the most advanced body armor solutions, quicker and better than anyone in the industry.

The Company maintains facilities in Deerfield Beach, FL, Oakland Park, FL, Pompano Beach, FL, Jacksboro, TN and Washington, DC. To learn more about Point Blank Solutions, Inc. visit our website at www.PointBlankSolutionsInc.com.

IMPORTANT ADDITIONAL INFORMATION

In connection with the 2008 Annual Meeting of Stockholders, the Company will file a proxy statement and other documents regarding the 2008 Annual Meeting with the U.S. Securities and Exchange Commission and will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the 2008 Annual Meeting. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other documents relating to the 2008 Annual Meeting (when they are available) can be obtained free of charge from the SEC’s website at http://www.sec.gov. These documents (when they are available) can also be obtained free of charge from the Company at the Company’s website at www.pointblanksolutionsinc.com under the “Investor Relations” tab, upon written request to Corporate Secretary, Point Blank Solutions, Inc, 2102 S.W. 2nd St., Pompano Beach, Florida 33069, or by calling the Investor Relations department at (212) 786-6013.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the 2008 Annual Meeting. Information regarding the interests of the directors and executive officers of the Company in the solicitation will be more specifically set forth in the definitive proxy statement that will be filed by the Company with the SEC and which will be available free of charge from the SEC and the Company, as indicated above. Information about the directors and executive officers of the Company may be found in its Form 10-K for the fiscal year ended December 31, 2007, filed with the SEC on March 17, 2008.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY’S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES, CERTAIN OF WHICH ARE BEYOND THE COMPANY’S CONTROL. WORDS SUCH AS “EXPECTS,” “ANTICIPATES,” “TARGETS,” “GOALS,” “PROJECTS,” “INTENDS,” “PLANS,” “BELIEVES,” “SEEKS,” “ESTIMATES,” VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) CHANGES IN THE COMPANY’S INTERNAL CONTROL STRUCTURE OVER FINANCIAL REPORTING, (2) DE-LISTING FROM THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS, (5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, INCLUDING APPROVAL OF THE SETTLEMENT BY THE COURT, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS, (10) THE OUTCOME AND IMPACT OF LITIGATION TO WHICH THE COMPANY IS A PARTY AND THE SECURITIES AND EXCHANGE COMMISSION AND OTHER INVESTIGATIONS REGARDING THE COMPANY, (11) TURNOVER IN THE COMPANY’S SENIOR MANAGEMENT AND (12) OTHER UNCERTAINTIES DETAILED IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING, WITHOUT LIMITATION, THOSE UNCERTAINTIES AND RISKS DISCUSSED IN DETAIL IN “RISK FACTORS,” IN THE COMPANY’S PERIODIC REPORTS ON FORM 10-K AND 10-Q. THE COMPANY UNDERTAKES NO OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.

- #### -

2